SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 10, 2000

                               PIVOTAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                            British Columbia, Canada
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                 (State or Other Jurisdiction of Incorporation)


       000-26867                                      Not Applicable
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(Commission File Number)                     (IRS Employer Identification No.)


                            300 - 224 West Esplanade
                      North Vancouver, B.C., Canada V7M 3M6
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              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (604) 988-9982



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)









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Item 5.   Other Events

The press release attached as Exhibit 99.1 is hereby incorporated by reference.


Item 7.  Exhibits

99.1     Press release dated November 10, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PIVOTAL CORPORATION



Date: November 10, 2000                By: /s/ Andre Beaulieu
                                           ------------------------------------
                                           Andre Beaulieu
                                           General Counsel and
                                            Assistant Secretary





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                                 EXHIBIT INDEX


Exhibit
Number            Description
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99.1              Press Release dated November 10, 2000